SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C. 20549


                              FORM 8-K/A

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 15, 2003


        __________         TGFIN Holdings, Inc.__________________
        (Exact name of registrant as specified in its charter)


     Delaware                0-19470               72-0861671
  (State or other         (Commission           (IRS Employer
  jurisdiction of         File Number)          Identification No.)
   incorporation)


       1517 North 260 East, North Logan Utah   ______  84341
       (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (435) 755-0188


_______     _____________________n/a_____________________________________
         (Former name or former address, if changed since last report.)








PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        150 East 58th Street
                                        34th Floor
                                        New York, New York 10155
                                        (212) 956-9595

Item 4. Changes in Registrant's Certifying Accountant

The Company's financial statements for its fiscal year ended December 31, 2002 were prepared by Samuel Klein and Company, Certified Public Accountants. Samuel Klein and Company also reviewed the Company's filings on Form 10-QSB for its fiscal quarters ended March 31, 2003 and June 30, 2003. The Company's financial statements for its prior fiscal year had been prepared by HJ & Associates, LLC of Salt Lake City, Utah, who will now again be the Company's independent accountants.

Item 7. Financial Statements and Exhibits

(a) and (b) -  none

(c) Exhibits   16.1 -    Letter Reporting Change in Certifying Accountant from
                         Samuel Klein and Company




                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 9, 2003


                         TGFIN Holdings, Inc.
                         (Registrant)



                         By_/s/ Scott Lybbert___________
                           Scott Lybbert, President
                           Principal Executive Officer